Exhibit 99.1 AERWINS Introduction February 2023 NASDAQ: AWIN AERWINS Technologies Inc. AERWINS Technologies Inc. 1

Forward-Looking Statements This presentation includes forward-looking statements that are subject to many risks and uncertainties. The forward-looking statements are not historical facts and constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors, which may cause actual results, performance, or achievements to differ materially from those expressed or implied. The words believe, anticipate, design, estimate, plan, predict, seek, expect, intend, may, could, should, potential, likely, projects, continue, will, and would and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are not guarantees of the future as there are a number of meaningful factors that could cause the Company’s actual results to vary materially from those indicated by such forward-looking statements. These statements are based on certain assumptions made based on experience, expected future developments and other factors the Company believes are appropriate in the circumstances. Factors which could cause actual results to differ from expectations, many of which are beyond the Company’s control are discussed in the Company’s filings with the Securities and Exchange Commission (the “Commission”) including those identified under the section captioned “Risk Factors” in the Company’s Form 424B3 filed with the Commission on January 13, 2023 and as updated in subsequent filings with the Commission. The Company disclaims any obligation to update the information contained in these forward-looking statements whether as a result of new information, future events or otherwise. 2 AERWINS Technologies Inc.

TAM of the Air-Mobility Industry • Air-Mobility can be utilized in various fields similar to that of luxury cars, helicopters and large motorcycles and expected to be a vast market. • Initially we will be addressing not only as a luxury mobility, entertainment purposes, island hopping but for government use such as security, police, firefighting and research. Air-Mobility Market Entertainment Transportation /The others /Logistics 21% 25% USD 140BN Auto / SIM in 2025 14% Defense / Police / Security… Source: UBS report / JAPAN Ministry of Economy, Trade and Industry Source: Morgan Stanley Air-Mobility TAM Report 3 AERWINS Technologies Inc. x $10BN

We believe that we are positioned to be the Global Leader in the Air-Mobility World Team Service Our members in aircraft and satellite hardware engineers and Mobility sales, application to accessory services (B2B, B2C, B2G) automobile and cloud related software engineers. Air traffic control system services (B2B, B2G) Supplying technology by OEM (B2B) Technology Holds over 100 intellectual properties and utilizes innovative technologies in the AI and real time rendering field. Focusing on SDGs for in order to expand into sustainable long-term eco-system. 4 AERWINS Technologies Inc. 4

Leadership Team



Shuhei KOMATSU
Founder, Director, Chief Executive Officer

Shuhei Komatsu was involved in trading activities at Merrill Lynch and Global hedge fund in Singapore and London. He assumed the position of Representative Director of A.L.I. in February 2017.

University of Tokyo, Aerospace Engineering / Advanced Energy
Best paper award of AIAA



Kazuo MIURA,
Chief Product Officer

Kazuo Miura joined Sony Corporation as the development and design director of the PlayStation series. From 2014 through 2018, Mr. Miura served as an executive officer and director of Sony Corporation and its affiliates. He was appointed the position of Outside Director of A.L.I. in 2019, and then Director of Air Mobility in 2020.



Daisuke KATANO
Japan, A.L.I. Technologies CEO

Daisuke Katano brings over a decade of experience in strategic consulting and management support for startups at Dream Incubator, Boston Consulting Group, YCP Group and other domestic and foreign major enterprises. He assumed the position of COO of A.L.I. in July 2018.

University of Tokyo, System Engineering



Taiji ITO
Director, Global Markets, Investor Relations Officer

Taiji Ito has extensive experience in the financial field worked in Deutsche Bank and Credit Suisse in the US. A member of AERWINS' Board of Directors since June 15, 2022. Mr. Ito is also a member of the Board of Directors of A.L.I. Technologies since April 2022.

Keio University, Economics



Kensuke OKABE
Chief Financial Officer

Kensuke Okabe joined Ernst & Yong ShinNihon LLC 2008, was Project Manager of the Accounting Standards Board of Japan, a Technical Fellow of International Accounting Standards Board, and a Senior Manager of Ernst & Young LLC. He assumed the position of CFO of A.L.I. in July 2022.

University of Tokyo, Economics
Certified Public Accountant in Japan

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Product lineup and launch timeline De facto leader in the air mobility field Product Lineup 1. Xturismo 2. Speeder 3. Software <C.O.S.M.O.S> 4. Peripheral Goods Universal platform Alliance with manufacturers by Entry into the GCC market Beginning of marketing phase Releasing aerial route to public licensing and OEM Inception of office and R&D center Launch Launch air traffic Launch Launch XTURISMO global platform XTURISMO Ltd. Edition Speeder To B/Racing Edition C.O.S.M.O.S. 10/26/2021 Expand areas for use Projected for road use Road and aerial use Limited use. Private properties, in talks with local government specially designated areas (by and police local authority) International expansion 6 AERWINS Technologies Inc.

Establish the Theory Market Strategy 7 7 AERWINS Technologies Inc.

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Our Air-Mobility XTURISMO Limited Edition To complement the single product development of the air mobility vehicle, the company is appealing to a variety of purposes of use and creating a product portfolio that is resistant to market fluctuations due to completely different applications: demand for solutions to social problems, including collaboration with national and local governments, and luxury demand targeting the ultra-wealthy who are resilient to recession. Base demand for social infrastructure Luxury aspect due to high price range Environmental Preparation for natural Remote improvement disaster land/islands 9 AERWINS Technologies Inc.

XTURISMO Limited Edition Specification Table

Technical Data
Driving force Internal combustion engine + Electric
Control Electronic Autonomous Control/ Manual operation by crew/ Remote control
Weight About 300 kg
Size Overall length: 3.7m Full width: 2.4m Full height: 1.5m
Maximum speed 80km/ h
Maximum loading capacity 150kg


Controlled by an independent motor. Double structure as a backup for troubles during driving
Achieves stable levitation control at low rotation
Built-in driving support system by sensor fusion surrounding the body
Duct system that accurately generates the air pressure difference
Link with cloud real time with encrypted driving and control data communication
Oversees control, battery, lidar, and various sensors

1. Urban Air Mobility (UAM)
*All to be finalized in November

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Air mobility traffic control system C.O.S.M.O.S.

C.O.S.M.O.S. includes multiple applications and suitable for drones and air mobility air traffic control.
With the law amendment, registration of the vehicle will be obligated for registration but with the cooperation with the national control system FIMS the vehicle and the safety manager will be automatically registered. Also with the cooperation with the city bureau’s plateau project allows for the usage of DX map data.



地方自治体
Municipals
Real time monitoring
AERWINS
C.O.S.M.O.S.
Remote control and monitoring of multiple UAV
Intuitive UI
Vehicle/ Equipment Management
Registration of flight plan
Flight log recording
Realtime flight info visualization
Cloud Data Base
Prevention of data tampering by blockchain
Connect
Connect
Connect
Connect
A.L.I. Vehicles
Corporate A Vehicle
Corporate B Vehicle

Contracted with Japan Gov, Malaysia and India

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International Patent/ Domestic Patent under review: Control System Sky Infrastructure patent Second flying object Applied for surveillance and flight Patent number 6335354 path surveillance drones (Surveillance drone) Server (communication with flying objects) Managing route data based on traffic information and creating new paths Quantum computing, flight path based on mapping and external flight paths Superimposition of traffic information on mobility display First flying object Visualization of flight path, sharing and certifying Linking multiple flying objects, pre- registering, flight manager to FIMS Patent relating to communication with control system within the airspace (low airspace) that communicates, operates, controls, certifies, registers, settles (including external data) Applying to traffic control to general Infrastructure to air mobility social airspace (low airspace) infrastracture 12 AERWINS Technologies Inc.

Software: Traffic Control Platform and App C.O.S.M.O.S. Air Traffic Control Platform User App Status management and Update App Flight and network management Control management / Data Analytics 13 AERWINS Technologies Inc.

Global Expansion Plan Transformation to a global company 3 Key Business Areas Japan Headquarter: administration, software and design hub GCC region The first international region for expansion Inception of office and R&D center, distribution, manufacturing, marketing hub for the vehicles Hub for Europe and Asia distribution 1M (960) USA Inception of office and R&D center, focusing on software. Identify reputable VC firms for equity partnership Headquarters for finance and marketing globally By 2024 the companies employees will be 50% non-Japanese 14 AERWINS Technologies Inc.

Contact Us Investor Relations Gateway Group John Yi and Thomas Thayer AERWINS@gatewayir.com @XTurismoLE xturismo_official XTURISMO official AERWINS Technologies Inc. 15